Exhibit 99.1

Investor Presentation January 2020 Not for promotional use

Forward-Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements. The forward-looking statements in this presentation are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not successfully develop and validate the patient reported outcome (PRO) tool and conduct and complete the confirmatory post-marketing study required for full approval; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or in data the Company has used to identify physicians, the expected rates of patient uptake, the duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE and the Company's product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including in the United Kingdom as a result of the United Kingdom's planned exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company's product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; limited experience operating internationally; changes in laws and regulations applicable to the Company's business, including any pricing reform and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out and move into the leased space at the Company's new headquarters and to build out an additional FDA-approved third-party manufacturing facility and unexpected expenses associated with those plans. The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequent Company filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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• LIMITED POPULATION: ARIKAYCE is indicated in adults, who have limited or no alternative treatment options, for the treatment of Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen in patients who do not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. As only limited clinical safety and effectiveness data for ARIKAYCE are currently available, reserve ARIKAYCE for use in adults who have limited or no alternative treatment options . This drug is indicated for use in a limited and specific population of patients. • This indication is approved under accelerated approval based on achieving sputum culture conversion (defined as 3 consecutive negative monthly sputum cultures) by Month 6. Clinical benefit has not yet been established. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials . • Limitation of Use : ARIKAYCE has only been studied in patients with refractory MAC lung disease defined as patients who did not achieve negative sputum cultures after a minimum of 6 consecutive months of a multidrug background regimen therapy. The use of ARIKAYCE is not recommended for patients with non - refractory MAC lung disease. 3 ARIKAYCE Indication and Use Not for promotional use WARNING: RISK OF INCREASED RESPIRATORY ADVERSE REACTIONS ARIKAYCE has been associated with an increased risk of respiratory adverse reactions, including hypersensitivity pneumonitis, hemoptysis, bronchospasm, and exacerbation of underlying pulmonary disease that have led to hospitalizations in some cases.

To transform the lives of patients with serious and rare diseases Our Mission Not for promotional use 4

5 2020 Strategic Priorities Continue to drive strong commercial performance of ARIKAYCE in U.S. Initiate ARIKAYCE confirmatory clinical study in front - line setting of patients with MAC lung disease and a life - cycle management study in patients with NTM caused by M. Abscessus Accelerate global expansion to support potential approval and commercial launch of ARIKAYCE in Europe and regulatory filing in Japan Advance pipeline, including reporting Phase 2 data on INS1007 in NCFBE in early 2020 and advancing INS1009 to Phase 1 study Not for promotional use Not for promotional use 5

About ARIKAYCE 6 Not for promotional use

What is MAC Lung Disease? 7 Mycobacterium avium complex (MAC) lung disease is a rare, progressive, and chronic condition that can cause severe, permanent damage to the lungs. The disease is caused by bacteria in the environment and is more likely to affect those with a history of lung conditions, like bronchiectasis, chronic obstructive pulmonary disease (COPD), or asthma. Prior to the approval of ARIKAYCE, there were no inhaled therapies approved specifically for the treatment of patients with MAC lung disease. Not for promotional use

8 ARIKAYCE Developed to Address Significant Unmet Need in MAC Lung Disease Pulmovance™ liposomal technology delivers drug directly to site of infection; prolongs release of amikacin in the lungs while limiting systemic exposure Not for promotional use An inhaled, innovative, once - daily formulation of liposomal amikacin Uptake in the Lung Macrophage

Commercial Approach: Near-Term Focus on U.S. Launch; Expansion to EU and Japan



U.S.

80K - 90K
total diagnosed MAC patients (2019E)*

12K - 17K
total refractory MAC patients (2019E)*

EU5†

~14K
total diagnosed NTM patients (2018E)*

~1,400
total refractory MAC patients (2018E)*

Japan

125K - 145K
total diagnosed NTM patients (2018E)*

15K - 18K
total refractory MAC patients (2018E)*

*Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US
† EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

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U.S. Launch Update as of 9/30/19 10 Strong Initial Uptake • $38.9M 3Q19 total net product sales » $37.8M in U.S. net sales » $1.1M in ex - U.S. net sales from French ATU program and German named patient program Engaged HCP and Patient Community • Positive physician feedback • Over 1,600 unique prescribers since launch • 85% of patients who initiated therapy in first six months of launch and did not discontinue in first 90 days of treatment remain on ARIKAYCE Supportive Payer Landscape • Positive reimbursement trends • Payer Mix - 55% Medicare, 36% Commercial, and 9% other Not for promotional use

$9.8 $21.9 $30.0 $38.9 4Q18 1Q19 2Q19 3Q19 Total Revenue (in millions) Quarter Total Revenue by Quarter 11 Revenue Ramp since ARIKAYCE Launch Performance Catalysts: • Direct to Patient Campaign • Direct to Physician Campaign • Potential Treatment Guidelines Update • Deployment of Patient Access Liaisons

12 Estimated 2019 U.S. Market Opportunity in NTM Refractory MAC 12K - 17K NTM Caused By MAC* 80K - 90K Diagnosed NTM* 98K - 113K Launch Population Life - Cycle Management and Label Expansion Potential Potential progression toward use as front - line or maintenance therapy Life Cycle Management* Launch focus Treatment Duration *Insmed is evaluating ARIKAYCE for use in these populations, but has not received FDA approval for either indication. Not for promotional use

13 Screen Failure but pass required subset of screen tests Proposed Registration Study for Frontline Indication Not for promotional use Screening Blinded Registration Study ARIKAYCE + AZI* + ETH* Placebo + AZI + ETH Key Endpoints Month 13 Culture Negativity Endpoints Month 15 R Months 1 - 12 E ARIKAYCE Treatment Endpoints to include • Microbiological endpoints • PROs • Function endpoints Parallel cohort study to generate data in the new population prior to enrollment completion of registration study Off Treatment* Months 1 - 6 Key Endpoints Positive Screen Cohort Study Month 7 Off Treatment** *Azithromycin (AZI), Ethambutol (ETH) **Patients will be enrolled into separate OLE/Natural History Study

• Redundant drug supply chain • Commercial - scale manufacturing capacity on - line and expansion under way 14 Established Supply Chain *Patheon long term project initiated 4Q 2017 but not yet completed * Not for promotional use 50L 200L 450L

15 ARIKAYCE: Multiple Layers of Market Exclusivity 2033 2027 2030 2028 2029 2026 2031 2032 2034 2035 U.S. patent portfolio Regulatory exclusivity periods (U.S./EU) Japanese patent portfolio* • Coverage into 2035 • U.S.: 12 - year exclusivity (orphan and QIDP designations) • EU: 10 - year exclusivity (orphan designation)* • Potential to extend patent exclusivity to 2035 with additional NTM treatment claims if granted* • Patent exclusivity to May 2033 • Potential to extend exclusivity to 2035 with additional NTM treatment claims Not for promotional use *Company has not received regulatory approval for ARIKAYCE in either EU or Japan.

Growing Pipeline 16 PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVED ARIKAYCE ® ( Amikacin Liposome Inhalation Suspension) Refractory NTM: M. avium complex (MAC) ARIKAYCE ® (Amikacin Liposome Inhalation Suspension) Lifecycle Management Front line, maintenance, other non - MAC NTM species, e.g., M. Abscessus INS1007: DPP1 Inhibitor Non - CF bronchiectasis INS1009: Inhaled Prostanoid Pulmonary arterial hypertension (PAH) Internal R&D Various indications Corporate Development * As a condition of accelerated approval, Insmed is collaborating with the FDA on the design of an additional clinical study to support full approval. The study design is currently under discussion with FDA and is proposed to be a randomized, double - blind, placebo - controlled clinical trial to assess and describe the clinical benefit of ARIK AYCE in patients with NTM lung disease caused by MAC. * Not for promotional use

About INS1007 for Non - Cystic Fibrosis Bronchiectasis (NCFBE) 17 Not for promotional use

Model for Bronchiectasis Pathogenesis 18 An environmental insult or disease process leads to bronchial wall destruction and dilation Structural damage impairs protective mucociliary clearance Increased susceptibility to chronic bacterial infection and colonization AIRWAY DESTRUCTION ABNORMAL MUCOCILIARY CLEARANCE BACTERIAL COLONIZATION Bronchiectasis vicious cycle Persistent inflammatory response, causing lung damage INFLAMMATION

INS1007 for Non-Cystic Fibrosis Bronchiectasis (NCFBE)

Severe, Chronic Pulmonary Disorder

- Cycle of infection, inflammation, and lung tissue damage as bronchi become permanently dilated
- Affects ~340K-520K* patients in U.S. and company's working assumption is a similar size patient population in EU
- **No therapies currently approved in U.S. or EU**

Novel Mechanism

- Oral, reversible inhibitor of dipeptidyl peptidase 1 (DPP1)
- DPP1 catalyzes activation of neutrophil serine proteases (NSPs)
- NSPs are key agents of neutrophil-mediated inflammation, tissue damage, and excessive mucus production involved in NCFBE

Status

- Six-month Phase 2 WILLOW Study currently under way
- Top-line results expected 1Q 2020

*Weycker, et al. Prevalence and incidence of noncystic fibrosis bronchiectasis among US adults in 2013. Chronic Respiratory Disease. 2017

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20 INS1007 is a Potent DPP1 Inhibitor that Prevents NSP Activation During Neutrophil Maturation Neutrophil serine proteases (NSPs) are activated by dipeptidyl peptidase 1 (DPP1) during neutrophil maturation in bone marrow INS1007 inhibits DPP1, preventing activation of NSPs; neutrophils mature and are released without active NSPs

INS1007 in NCFBE: The Willow Study

NCFBE confirmed by CT scan
With documented history of ≥2 pulmonary exacerbations in prior 12 months

Randomized 1:1:1
Double Blind
256 Patients

Screening up to 6 weeks for sputum evaluation and periodontal evaluation

INS1007 10 mg once daily	INS1007 25 mg once daily	Placebo

24 weeks treatment
4 weeks post-treatment follow-up

Primary Efficacy: Time to first pulmonary exacerbation
Secondary Efficacy:
- Rate of pulmonary exacerbations*
- Change in the Respiratory Symptoms Domain Score of the Quality of Life Bronchiectasis questionnaire
- Change in post-bronchodilator FEV1
- Change in concentration of active neutrophil elastase in sputum

Safety: Tolerability (e.g., AEs and AEs of special interest – infection, skin, and periodontal conditions)

*Company plans to advance development of INS 1007 with trial results of a minimum of 20% reduction in rate of pulmonary exacerbations between placebo and active study arms and an acceptable safety profile

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Framing Expectations for INS1007 Willow Study

Insmed is seeking to avoid repeating the history of Phase 3 failures in bronchiectasis

- Phase 2 biomarker endpoints have historically not translated well to Phase 3 exacerbation endpoints*
- Willow study will give a meaningful read on exacerbations

Exacerbation rate represents key endpoint in Phase 2 study

- FDA will likely expect rate of pulmonary exacerbations (a key secondary endpoint in Willow) as the primary endpoint for Phase 3
- Willow was powered to generate sufficient evidence for decision-making, not to "win" on the primary endpoint (time to first exacerbation)

≥20% difference in rate of pulmonary exacerbations vs. placebo would justify proceeding to Phase 3

- Meaningfulness of 20% treatment benefit is supported by proprietary market research and published data from an analogous disease (COPD)
- Evidence of reductions in NSP activity and correlation with clinical outcomes would also be compelling to Insmed
- Subgroups based on frequency of prior exacerbations and baseline neutrophil elastase levels will be of interest
- Safety is a primary consideration

*Griffols aradigm/Bayer-Nektar both focused on bacterial burden in Phase 2, exacerbation measures in Phase 3

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23 Financial Highlights Financial Guidance • Full - year 2019 revenues for ARIKAYCE in the range of $133 million to $138 million • Second half 2019 adjusted operating expenses in the range of $140 million to $155 million* As of September 30, 2019 • Cash and cash equivalents $535.6 million • Common shares outstanding** 89.2 million *Adjusted operating expenses includes R&D and SG&A operating expenses but excludes stock - based compensation expense, milestones and depreciation and amortization of intangibles **Common shares outstanding excludes stock options, unvested RSUs and potential shares related to outstanding Convertible Not es.

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